                                                              EXHIBIT (8)(e)(iv)

                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on October 1, 2001, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on January 15, 2004.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MFS VARIABLE INSURANCE TRUST,
                                        on behalf of the Portfolios
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                          As of January 15, 2004

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                     --------------------------------------

===================================================================================================
  Name of Separate
  Account and Date
  Established by                    Policies Funded                           Portfolios
 Board of Directors               by Separate Account                  Applicable to Policies
===================================================================================================
American General Life  Platinum Investor I Flexible Premium Life   MFS Emerging Growth Series
  Insurance Company               Insurance Policy                 MFS Research Series
Separate Account VL-R           Policy Form No. 97600              MFS Capital Opportunities Series
   (May 1, 1997)                                                   MFS New Discovery Series
                       Platinum Investor II Flexible Premium Life
                                  Insurance Policy
                                Policy Form No. 97610

                             Corporate America-Variable
                                Life Insurance Policy
                                Policy Form No. 99301

                         Platinum Investor Survivor Variable
                                Life Insurance Policy
                                Policy Form No. 99206

                                Platinum Investor III
                                Flexible Premium Life
                                  Insurance Policy
                                Policy Form No. 00600

                            Platinum Investor Survivor II
                            Variable Life Insurance Policy
                                Policy Form No. 01206

                                Platinum Investor PLUS
                        Flexible Premium Life Insurance Policy
                                Policy Form No. 02600

                            Platinum Investor FlexDirector
                            Variable Life Insurance Policy
                                Policy Form No. _____

                                Legacy Plus Variable               MFS Emerging Growth Series
                               Life Insurance Policy
                                Policy Form No. 98615

                                The One VUL Solution               MFS Growth with Income Series
                            Variable Life Insurance Policy
                                Policy Form No. 99615

                                  AG Legacy Plus                   MFS Emerging Growth Series
                            Variable Life Insurance Policy         MFS New Discovery Series
                                Policy Form No. 99616

---------------------------------------------------------------------------------------------------

                                                           As of January 1, 2004

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                     --------------------------------------

===================================================================================================
  Name of Separate
  Account and Date
Established by Board                Policies Funded                          Portfolios
    of Directors                  by Separate Account                  Applicable to Policies
===================================================================================================
---------------------------------------------------------------------------------------------------
American General Life      EquiBuilder II and EquiBuilder III      Fidelity VIP Money Market
 Insurance Company               VUL Flexible Premium              Fidelity VIP High Income
 Separate Account      Variable Universal Life Insurance Policies  Fidelity VIP Equity-Income
VUL-2 (April 9, 1991)            Policy Form No. T1735             Fidelity VIP Growth
                                                                   Fidelity VIP Overseas
                                                                   Fidelity VIP Investment
                                                                    Grade Bond
                                                                   Fidelity VIP Asset Manager
                                                                   Fidelity VIP Index 500
                                                                   Fidelity VIP Asset Manager:
                                                                    Growth
                                                                   Fidelity VIP Contrafund
                                                                   MFS Emerging Growth Series
                                                                   MFS Research Series
                                                                   MFS Investors Trust Series
                                                                   MFS Total Return Series
                                                                   MFS Utilities Series
                                                                   MFS Capital Opportunities Series
---------------------------------------------------------------------------------------------------
American General Life              The Chairman VA                 Fidelity VIP Money Market
  Insurance Company              Combination Fixed and             Fidelity VIP High Income
Separate Account VA-1          Variable Annuity Contract           Fidelity VIP Equity-Income
   (May 22, 1996)            Contract Nos. T1575 and T1575Z        Fidelity VIP Growth
                                                                   Fidelity VIP Overseas
                                                                   Fidelity VIP Investment
                                                                    Grade Bond
                                                                   Fidelity VIP Asset Manager
                                                                   Fidelity VIP Index 500
                                                                   Fidelity VIP VIP Contrafund
                                                                   MFS Emerging Growth Series
                                                                   MFS Research Series MFS
                                                                    Investor Trust Series
                                                                   MFS Total Return Series
                                                                   MFS Utilities Series
                                                                   MFS Capital Opportunities Series
---------------------------------------------------------------------------------------------------
American General Life     Platinum Investor Variable Annuity       MFS Emerging Growth Series
 Insurance Company               Policy Form No. 98020             MFS Research Series
 Separate Account D                                                MFS Capital Opportunities Series
(November 19, 1973)                                                MFS New Discovery Series

                         Platinum Investor Immediate Variable
                             Annuity Policy Form No. 03017

---------------------------------------------------------------------------------------------------